UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.adirondackfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2019 (UNAUDITED)

Dear Fellow Shareholders,

During the fiscal year ending March 31, 2019, The Adirondack Small Cap Fund finished down 6.96%. The Fund’s benchmark, the Russell 2000® Value Index (RUJ), returned 0.17% during the same period.  The top ten holdings represented 29.10% of the portfolio and the annual turnover was 30.77%. The Fund’s active share as of 3/31/2019 was 95.78%. Active share is the percentage of a portfolio’s holdings that differ from the benchmark.  The Fund became more concentrated during the past fiscal year as we focused more on high conviction ideas. In addition, we significantly reduced exposure to Consumer Discretionary while adding to more attractively valued sectors like Energy, Healthcare and Industrials. Amazon’s persistent, growing and widening dominance in the consumer space is making it increasingly harder to find suitable risk/reward and, accordingly, we have reduced exposure by nearly half, which is closer to the Fund’s historical average. It’s no secret that Millennial and Gen Z consumers are a fickle group. Established consumer companies have spent considerable resources to sway this prized demographic, with varying degrees of success. While Baby Boomers strived to be a more prosperous version of their parents, millennials prefer to chart a unique and less predictable path. They are more interested in experiences than accumulating material possessions, representing yet another challenge for investors currently.

During the past twelve months ended March 31, 2019, U.S. equity investors faced a difficult environment as stocks reacted more to headlines than fundamentals. For value investors the challenges were even more formidable.  Seven out of the eleven major sectors posted losses both for the RUJ and the Fund. The Fund struggled as we were significantly underweight Utilities and Real Estate which were two of the four sectors that posted positive returns. We had some company specific issues as well. During the second half of the year, the market quickly became skeptical of debt financed acquisitions. We held a few companies that used their strong balance sheets in 2018 to make sizable acquisitions largely with debt. This was a common occurrence within the small cap value space last year. We were disappointed that these firms succumbed to market pressures, opting to tap cheap credit and supersize their business rather than pursue organic growth. Normally we exit investments in businesses that make large acquisitions, however the initial market reaction to these transactions was so resoundingly negative that we thought the more prudent course of action was to wait for cooler heads to prevail. For example, in July, United Natural Foods (UNFI) announced its intention to acquire a similarly sized competitor, Supervalu (SVU). At first blush, the deal had some merits, including scale, synergies, and diversification. Shortly after the transaction was announced the stock dropped over 30%. We thought the market would see this as an over-reaction but then the market melted down in late 2018 and investors shunned all leveraged balance sheets regardless of company specific merits, and tax loss selling only added additional selling pressure. As those stocks bounced earlier this year, we used the strength to substantially reduce exposure to some of the more leveraged companies in the portfolio. Time will tell whether UNFI can make Supervalu work.   If they do, it will be a home run.  But they are counting on a lot to go their way. They need generous proceeds from asset sales, lenient debt markets and a continuation of the Whole Foods relationship. Ultimately, we decided that other ideas offered better risk/reward. (As of 3/31/19, UNFI represented 0.40% of the portfolio.)

Value investing’s relative underperformance streak continues for now. There is no shortage of news or viewpoints that have challenged our core philosophy, whether it’s the recent revelation that the famed value fund Berkshire Hathaway bought shares in Amazon.com or an

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2019 (UNAUDITED)

article in Barron’s declaring that “reversion to the mean” was dead or another brutal performance year for value focused hedge funds like Greenlight Capital. With growth outperforming value for more than a decade now, this type of consensus thinking is understandable and reminiscent of 1999 when value took the reins after a long period of growth outperformance.  As contrarians we welcome the burgeoning growth investing bandwagon as a sign of a bubble within that methodology and a signal of better things to come. It also helps to have fewer investors looking for the same bargains. While we can’t point to any immediate catalyst for a reversion back to value outperformance, the growing distaste for the value investing style is positive sign.

Last year was certainly challenging, we have learned some lessons and made requisite adjustments. Overall, we remain true to our process and firmly believe that our best days are ahead. We thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com or call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

                 groeder@adirondackfunds.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus dated 8/1/18, the Fund’s gross annual operating expense ratio is 1.23%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2019, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio (annual) turnover represents the percentage of securities which are bought and sold during a specific period.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2019 (UNAUDITED)

1.	Owens-Illinois, Inc.	3.07%
2.	Office Depot, Inc.	3.06%
3.	Vonage Holdings Corp.	3.00%
4.	National Western Life Group, Inc. Class A	3.00%
5.	ADTRAN, Inc.	2.96%
6.	Allscripts Healthcare Solutions, Inc.	2.94%
7.	Covanta Holding Corp.	2.92%
8.	Southwestern Energy Co.	2.75%
9.	MGIC Investment Corp.	2.74%
10.	Seaboard Corp.	2.69%

* Excludes Fund's Short-Term Investment positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$37,000
$35,000
$33,000
$31,000
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
Adirondack Small Cap Fund $29,959
Russell 2000 Index $30,270
Russell 2000 Value Index $25,987

Average Annual Total Returns (a) (for periods ended March 31, 2019)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	(6.96)%	5.84%	1.72%	15.47%	8.16%
Russell 2000 Index **	2.05%	12.92%	7.05%	15.36%	8.24%
Russell 2000 Value Index ***	0.17%	10.86%	5.59%	14.12%	7.07%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

** The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.23%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
17.46%
Basic Materials
5.14%
Communication Services
3.01%
Consumer Cyclical
12.95%
Consumer Defensive
0.40%
Energy
7.44%
Financial Services
21.30%
Healthcare
6.11%
Industrials
18.36%
Money Market Fund
4.42%
Real Estate
3.41%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares		Value

COMMON STOCKS - 90.05%

Accident & Health Insurance - 1.84%
173,697	CNO Financial Group, Inc.	$ 2,810,417

Air Transportation Scheduled - 1.52%
142,005	JetBlue Airways Corp. *	2,323,202

Aircraft & Parts - 2.28%
182,983	Triumph Group, Inc.	3,487,656

Biotechnology Research & Products - 1.03%
551,824	Trinity Biotech PLC. ADR *	1,572,698

Business Services, NEC - 2.16%
238,934	Conduent, Inc. *	3,304,457

Cogeneration Services & Small Power Producers - 2.92%
257,865	Covanta Holding Corp.	4,463,643

Computer Communications Equipment - 0.74%
160,517	A10 Networks, Inc. *	1,138,066

Crude Petroleum & Natural Gas - 5.15%
425,185	Advantage Oil & Gas Ltd. (Canada) *	704,489
113,700	Carrizo Oil & Gas, Inc. *	1,417,839
897,821	Southwestern Energy Co. *	4,210,781
657,388	Tetra Technologies, Inc. *	1,538,288
		7,871,397
Deep Sea Foreign Transportation of Freight - 2.68%
398,837	Ardmore Shipping Corp. (Bermuda) *	2,456,836
38,910	Seacor Holdings, Inc. *	1,645,115
		4,101,951
Drilling Oil & Gas Wells - 1.20%
170,140	Rowan Cos. PLC (United Kingdom) *	1,835,811

Electric Lighting & Wiring Equipment - 1.27%
328,527	LSI Industries, Inc.	864,026
1,224,409	Orion Energy Systems, Inc. *	1,084,214
		1,948,240

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Electronic Components & Accessories - 1.05%
86,611	Vishay Intertechnology, Inc.	$ 1,599,705

Finance Services - 2.01%
320,847	Mr. Cooper Group, Inc. *	3,076,923

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.25%
383,955	JAKKS Pacific, Inc. *	387,795

Glass Containers - 3.07%
247,554	Owens-Illinois, Inc.	4,698,575

Greeting Cards - 0.84%
215,237	CSS Industries, Inc.	1,289,270

Heavy Construction Other Than Building Construction-Contractors - 0.79%
508,395	Williams Industrial Services Group, Inc. *	1,209,980

Household Audio & Video Equipment - 0.11%
9,485	Knowles Corp. *	167,221

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.89%
188,672	CECO Environmental Corp. *	1,358,438

Investment Advice - 1.98%
60,945	Oaktree Capital Group, LLC.	3,025,919

Laboratory Analytical Instruments - 1.23%
435,007	Harvard Bioscience, Inc. *	1,874,880

Life Insurance - 3.93%
368,736	Genworth Financial, Inc. Class A *	1,412,259
17,510	National Western Life Group, Inc. Class A	4,595,850
		6,008,109
Meat Packing Plants - 2.69%
960	Seaboard Corp.	4,113,312

Metal Mining - 1.93%
295,656	Cleveland Cliffs, Inc.	2,953,603

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Motor Vehicle Parts & Accessories - 1.39%
437,248	Horizon Global Corp. *	$ 848,261
54,298	Lydall, Inc. *	1,273,831
		2,122,092
Newspapers: Publishing or Publishing & Printing - 0.70%
459,080	TheStreet, Inc. *	1,069,656

Oil & Gas Filed Machinery & Equipment - 0.00%
3,800	Superior Drilling Products, Inc. *	5,016

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 0.66%
120,311	Invacare Corp.	1,007,003

Primary Production of Aluminum - 1.61%
87,500	Alcoa Corp. *	2,464,000

Primary Smelting & Refining of Nonferrous Metals - 0.78%
578,771	Ferroglobe PLC. (United Kingdom) *	1,186,481

Printed Circuit Boards - 4.73%
421,832	Celestica, Inc. (Canada) *	3,564,480
127,486	Sanmina Corp. *	3,677,971
		7,242,451
Retail-Auto Dealers & Gasoline Stations - 0.61%
227,258	TravelCenters of America LLC. *	934,030

Retail-Miscellaneous Shopping Goods Stores - 3.06%
1,289,395	Office Depot, Inc.	4,680,504

Savings Institution, Federally Chartered - 0.87%
92,360	Brookline Bancorp, Inc.	1,329,984

Security Brokers, Dealers, & Flotation Companies - 1.22%
128,396	Cowen Group, Inc. Class A *	1,860,458

Services-Computer Integrated Systems Design - 5.70%
471,420	Allscripts Healthcare Solutions, Inc. *	4,497,347
671,480	Aerohive Networks, Inc. *	3,041,804
42,100	NetScout Systems, Inc. *	1,181,747
		8,720,898

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Services-Engineering Services - 0.51%
265,326	Hill International, Inc. *	$ 774,752

Services-Miscellaneous Business Services - 2.16%
222,458	Donnelley Financial Solutions, Inc. *	3,310,175

Services-Miscellaneous Equipment Rental & Leasing - 1.53%
169,076	FLY Leasing Ltd. ADR *	2,340,012

Special Industry Machinery - 0.87%
173,637	Manitex International, Inc. *	1,328,323

Sporting & Athletic Goods, NEC - 2.14%
255,856	Clarus Corp.	3,277,515

Surety Insurance - 2.74%
317,883	MGIC Investment Corp. *	4,192,877

Surgical & Medical Instruments & Apparatus - 1.66%
532,262	Accuray, Inc. *	2,538,890

Telephone & Telephone Apparatus - 3.80%
329,952	ADTRAN, Inc.	4,520,342
298,930	Infinera Corp. *	1,297,356
		5,817,698
Telephone Communications (No Radio Telephone) - 3.00%
457,919	Vonage Holdings Corp. *	4,597,507

Television Broadcasting Stations - 2.10%
150,140	Gray Television, Inc. *	3,206,990

Title Insurance - 1.92%
68,653	Stewart Information Services, Corp.	2,930,797

Water Supply - 0.18%
27,337	Pure Cycle Corp. *	269,543

Wholesale - Groceries & General Line - 0.40%
45,900	United Natural Foods, Inc. *	606,798

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2019

Shares		Value

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.52%
106,600	Patterson Companies, Inc.	$ 2,329,210

Wholesale - Miscellaneous Durable Goods - 0.63%
40,515	Schnitzer Steel Industries, Inc. Class A	972,360

TOTAL FOR COMMON STOCKS (Cost $140,182,281) - 90.05%		137,737,288

PREFERRED STOCK - 1.88%

Life Insurance - 1.88%
177,929	Phoenix Companies, Inc. 7.45% 1/15/32	2,873,553
TOTAL FOR PREFERRED STOCK (Cost $3,655,852) - 1.88%		2,873,553

REAL ESTATE INVESTMENT TRUSTS - 3.40%
19,761	Investors Real Estate Trust	1,183,882
553,052	MFA Financial, Inc.	4,020,688
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,895,756) - 3.40%		5,204,570

SHORT-TERM INVESTMENT - 4.41%
6,737,277	Federated Treasury Obligation Fund - Institutional Shares 2.33% **	6,737,277
TOTAL SHORT-TERM INVESTMENT (Cost $6,737,277) - 4.41%		6,737,277

TOTAL INVESTMENTS (Cost $155,471,166) - 99.74%		152,552,688

OTHER ASSETS LESS LIABILITIES, NET - 0.26%		404,882

NET ASSETS - 100.00%		$ 152,957,570

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at March 31, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

Assets:
Investments in Securities, at Value (Cost $155,471,166)	$ 152,552,688
Cash	1,000
Receivables:
Securities Sold	881,571
Dividends and Interest	281,113
Shareholder Subscriptions	32,877
Prepaid Expenses	19,548
Total Assets	153,768,797
Liabilities:
Securities Purchased	346,211
Shareholder Redemptions	288,158
Due to Advisor	145,201
Due to Trustees	1,117
Accrued Expenses	30,540
Total Liabilities	811,227

Net Assets	$ 152,957,570

Net Assets Consist of:
Paid In Capital	$ 156,944,786
Distributable Earnings/(Deficit)	(3,987,216)
Net Assets, for 8,873,193 Shares Outstanding	$ 152,957,570

Net Asset Value Per Share	$ 17.24

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Year Ending March 31, 2019

Investment Income:
Dividends (net of $7,555 of foreign tax withheld)	$ 2,114,586
Interest	622,835
Total Investment Income	2,737,421

Expenses:
Advisory	2,461,167
Transfer Agent	75,265
Legal	12,625
Custodian	30,840
Audit	19,200
Trustee	85,500
Chief Compliance Officer	30,000
Insurance	11,877
Registration and Filing Fees	39,412
Printing & Mailing	21,417
Miscellaneous Fees	8,282
Total Expenses	2,795,585

Net Investment Loss	(58,164)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments (a)	9,843,644
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(29,324,551)
Realized and Unrealized Loss on Investments	(19,480,907)

Net Decrease in Net Assets Resulting from Operations	$(19,539,071)

(a) Includes long-term capital gain distributions of $94,906 from underlying portfolio companies.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2019	3/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (58,164)	$ (188,871)
Net Realized Gain on Investments	9,843,644	26,209,626
Unrealized Appreciation/(Depreciation) on Investments	(29,324,551)	(16,114,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,539,071)	9,906,264

Distributions to Shareholders:
Distributions	(22,555,741)	(23,410,716)
Total Dividends and Distributions Paid to Shareholders	(22,555,741)	(23,410,716)	*

Capital Share Transactions	(54,152,114)	(20,301,329)

Total Decrease in Net Assets	(96,246,926)	(33,805,781)

Net Assets:
Beginning of Year	249,204,496	283,010,277

End of Year	$152,957,570	$249,204,496	**

* For the year ended March 31, 2018, total distributions consisted of realized gains of $23,410,716.

** For the year ended March 31, 2018, the Fund had accumulated net investment loss of $(169,639).

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended
	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015

Net Asset Value, at Beginning of Year	$ 21.40	$ 22.61	$ 19.05	$ 22.07	$ 22.94

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)	(0.02)	(0.03)	(0.03)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.82)	1.07	4.30	(2.33)	0.63
Total from Investment Operations	(1.83)	1.05	4.27	(2.36)	0.61

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	(2.33)	(2.26)	(0.71)	(0.66)	(1.48)
Total from Distributions	(2.33)	(2.26)	(0.71)	(0.66)	(1.48)

Net Asset Value, at End of Year	$ 17.24	$ 21.40	$ 22.61	$ 19.05	$ 22.07

Total Return **	(6.96)%	4.12%	22.39%	(10.71)%	2.87%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 152,958	$ 249,204	$ 283,010	$ 285,647	$ 264,989
Ratio of Expenses to Average Net Assets	1.24%	1.26%	1.29%	1.32%	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%	(0.07)%	(0.14)%	(0.13)%	(0.11)%
Portfolio Turnover	30.77%	37.67%	38.06%	32.02%	37.36%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board (FASB) Accounting Standard Update (ASU) 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2019.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 through 2018 or expected to be taken on the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended March 31, 2019, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications:  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $3,892,242 from accumulated net realized gains to paid-in capital.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2019:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 137,737,288	$ -	$ -	$137,737,288
Preferred Stocks *	-	2,873,553	-	2,873,553
Real Estate Investment Trust	5,204,570	-	-	5,204,570
Short-Term Investment	6,737,277	-	-	6,737,277
	$ 149,679,135	$ 2,873,553	$ -	$152,552,688

The Fund did not hold any Level 3 assets during the year ended March 31, 2019. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2019. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2018, the monthly fee is based on an annual rate of 1.10% of the Fund’s average daily net assets.  Effective August 1, 2018, the monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets.  Effective August 1, 2018 until August 1, 2019, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2019, the Advisor earned advisory fees of $2,461,167.  As of March 31, 2019, the Fund owed the Advisor $145,201.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $16,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $156,944,786 as of March 31, 2019.  Transactions in capital for the years ended March 31, 2019 and 2018 were as follows:

	March 31, 2019		March 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	2,372,317	$ 46,108,130	2,594,566	$ 59,106,843
Shares reinvested	1,497,161	22,517,306	1,025,835	23,163,352
Shares redeemed	(6,638,819)	(122,777,550)	(4,492,587)	(102,571,524)
Net decrease	(2,769,341)	$(54,152,114)	(872,186)	$ (20,301,329)

Note 7. Investment Transactions

For the year ended March 31, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $63,944,017 and $127,672,025, respectively.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Note 8. Tax Matters

As of March 31, 2019, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 156,904,721

Gross tax appreciation of investments	$ 25,401,041
Gross tax depreciation of investments	(29,753,074)
Net tax depreciation of investments	$ (4,352,033)

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2019, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Long-Term Capital Gain	$ 397,200
Post December Ordinary Loss	(32,383)
Net Unrealized Depreciation of Investments	(4,352,033)
Total Distributable Earnings	$(3,987,216)

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2019, the Fund elected to defer net ordinary losses in the amount of $32,383.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2019 and 2018 were as follows:

	March 31, 2019	March 31, 2018
Ordinary Income	$ 1,575,984	$ 3,256,972
Long-term Gain	$ 20,979,757	$ 20,153,744

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2019

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of March 31, 2019, National Financial Service Corp., and Charles Schwab & Co., for the benefit of its customers, each owned approximately 45% and 27%, respectively, of the Fund.

Note 11.  New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of March 31, 2019, had no effect on the Fund’s net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Adirondack Small Cap Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditors since 2005 Abington, Pennsylvania May 24, 2019

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2018 through March 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2018	March 31, 2019	October 1, 2018 to March 31, 2019

Actual	$1,000.00	$856.70	$5.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.34

* Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2019 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Principal and General Manager of Operations (from August 2006 to December 2014), President (since January 2015), Ideal Wood Products.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call (800) 732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2019

$ 16,000

FY 2018

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

(c)

Tax Fees

Registrant

FY 2019

$ 2,500

FY 2018

$ 2,200

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2019

$ 2,500 [tax fees]

FY 2018

$ 2,200 [tax fees]

 (h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

(c)

EX-99.e.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 30, 2019

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date May 30, 2019

* Print the name and title of each signing officer under his or her signature.